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                                                                   EXHIBIT 23.14

                        CONSENT OF INDEPENDENT AUDITORS

  I consent to the reference to my name under the caption "Experts" and to the use of my report dated December 3, 1998 with respect to Internet Solutions, LLC in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                          /s/ Kevin J. Tochtrop,
                                        Certified Public Accountant

Washington, Missouri
December 28, 1998